UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)

(905) 845-6511
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD.

On March 30, 2020, our Chief Executive Officer issued an open letter discussing the challenges posed by COVID-19. A copy of this letter is furnished as Exhibit 99.

Item 8.01     Other Events.

Business Update

The global crisis resulting from the spread of coronavirus (COVID-19) has had a substantial impact on our global restaurant operations. As outlined in our Open Letter, our number one priority is the health and safety of our team members, guests, employees and franchise partners.

We cannot estimate the duration or negative financial impact of the coronavirus (COVID-19) pandemic on our business, however, depending on the duration and scope, we expect it could be material. We have provided a brief summary of the impact to our restaurants around the world.

In North America, substantially all of our restaurants remain open, however operations are primarily limited to Drive-thru, Takeout, and Delivery (where applicable). As a result, comparable sales are significantly lower than prior to the coronavirus pandemic.

In Latin America, some markets have closed most restaurants and the restaurants that remain open across the region may have limited operations including Drive-thru, Takeout and Delivery. Comparable sales at restaurants that remain open are significantly lower than prior to the coronavirus pandemic.

In Europe, Middle East and Africa, several major markets including Italy, Spain, France and the United Kingdom have closed most restaurants, and the restaurants that remain open across the region may have limited operations including Drive-thru, Takeout and Delivery. Comparable sales at restaurants that remain open are significantly lower than prior to the coronavirus pandemic.

In Asia Pacific, some markets have closed most restaurants and the restaurants that remain open may have limited operations including Drive-thru, Takeout, and Delivery and comparable sales are lower than prior to the coronavirus pandemic. In China, we noted in February that approximately half of our restaurants were temporarily closed. Currently, more than 90% of restaurants in China are once again open with comparable sales that have improved but remain lower than prior to the coronavirus pandemic.

Financial Update

We have drawn approximately $1 billion under our existing revolving credit facility, which matures in October 2024. These amounts may be prepaid at any time without penalty. While we believe we had sufficient liquidity to fund ongoing operations and meet our obligations, we chose to further enhance our cash position and financial flexibility in light of uncertainty in financial markets related to the coronavirus pandemic. These funds, combined with our existing cash balance, resulted in a cash position of approximately $2.5 billion as of March 27, 2020. The current interest rate for borrowings under the revolving credit facility is LIBOR plus 1.25%.

Risk Factor Update

The below updates the risk factor included in our Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on February 21, 2020.

Our results can be adversely affected by unforeseen events, such as adverse weather conditions, natural disasters, terrorist attacks or threats, pandemics or other catastrophic events.

Unforeseen events, such as adverse weather conditions, natural disasters or catastrophic events, can adversely impact restaurant sales. Natural disasters such as earthquakes, hurricanes, and severe adverse weather conditions and health pandemics whether occurring in Canada, the United States or abroad, can keep customers in the affected area from dining out, cause damage to or closure of restaurants and result in lost opportunities for our restaurants. For example, the COVID-19 outbreak in early 2020 led to a temporary closure of a number of our franchised restaurants in China. As of the end of March 2020, our restaurants in the U.S. and Canada have closed dine-in operations, continuing to offer drive-thru, delivery and take-out, sometimes with limited hours; several markets in Europe (including France, Italy, Spain and the United Kingdom) have closed all restaurants; and many other international markets also have limited operations. In addition, COVID-19 or other events could lead to delays or interruptions in the delivery of food or other supplies to our franchised restaurants arising from delays or restrictions on shipping and/or manufacturing and also could lead to difficulties in maintaining appropriate staffing of restaurants. We cannot predict the duration or scope of the COVID-19 pandemic or when operations will cease to be affected by it. Furthermore, we cannot predict the effects that actual or threatened armed conflicts, terrorist attacks, efforts to combat terrorism or heightened security requirements will have on our future operations. Because a significant portion of our restaurant operating costs are fixed or semi-fixed in nature, the loss of sales during these periods hurts our and our franchisees' operating margins and can result in restaurant operating losses and our loss of royalties. We expect the COVID-19 pandemic to negatively impact our financial results and based on the duration and scope, such impact could be material.

Forward-Looking Statements

This report contains certain forward-looking statements and information, which reflect management's current beliefs and expectations regarding future events and operating performance and speak only as of the date hereof. These forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. These forward-looking statements include statements about our expectations regarding the operations of our restaurants, the impact of changes to operations caused by the COVID-19 pandemic, our liquidity and the liquidity of our restaurant owners and the impact of our initiatives on the financial health of our franchisees. The factors that could cause actual results to differ materially from RBI’s expectations are detailed in filings of RBI with the Securities and Exchange Commission and applicable Canadian securities regulatory authorities, such as its annual and quarterly reports and current reports on Form 8-K, and include the following: the length and scope of the impact of the pandemic, including stay at home orders and business closures, other risks related to unforeseen events, such as pandemics, risks related to its international operations; risks related to the availability and cost of capital, risks related to RBI’s ability to compete domestically and internationally in an intensely competitive industry; risks related to technology; and changes in applicable laws, including tax laws or interpretations thereof. Other than as required under U.S. federal securities laws or Canadian securities laws, we do not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, change in expectations or otherwise.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
99	Open letter dated March 30, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: March 30, 2020	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary